-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              September 28, 2004


                      MORGAN STANLEY ABS CAPITAL II INC.
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                         333-82716         13-3948996
        ----------------------------------------------------------------------
        (State or Other Jurisdiction of  (Commission File  (I.R.S. Employer
        Incorporation)                   Number)           Identification No.)

        1585 Broadway, 2nd Floor
        New York, New York                                 10036
        ----------------------------------------------------------------------
        (Address of Principal                              (Zip Code)
        Executive Offices)

        Registrant's telephone number, including area code:  (212) 761-4000

                                   No Change
                         -----------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

      On August 30, 2004 (the "closing date"), Morgan Stanley Auto Loan Trust 2004-HB2 (the "trust') issued $637,167,000 initial principal amount of notes pursuant to an indenture dated as of June 30, 2004, between the trust and Wells Fargo Bank, National Association, as indenture trustee. $626,335,000 in initial principal amount of the notes were offered pursuant to the prospectus supplement dated August 20, 2004 and the prospectus dated May 5, 2004.

      As described in the prospectus supplement, the initial pool of receivables held by the trust (the "initial receivables") had an aggregate principal balance as of June 30, 2004 (the "initial cut-off date") of $537,164,809.81. On the closing date, $100,000,000 was set aside from the proceeds of the sale of the notes and was deposited into the account (the "pre-funding account") established with the indenture trustee for the purchase by the trust of additional receivables during the pre-funding period, as described in the prospectus supplement. Accordingly, on August 30, 2004 and on September 28, 2004, the trust applied funds on deposit in the pre-funding account to purchase additional receivables in aggregate principal amounts, as of the respective subsequent cut-off dates, of $49,986,084.94 and $50,000,944.32, respectively (collectively, the "subsequent receivables").

      The statistical information presented regarding the receivables in the prospectus supplement was based on the initial receivables as of initial cut-off date. Set forth below is statistical information, as of August 31, 2004, with respect to the initial receivables and the subsequent receivables. The initial receivables and the subsequent receivables are referred to below, collectively, as the "receivables."

      The informational below pertains solely to the receivables as of August 31, 2004 (the "Final Statistical Cut-off Date"). The Final Statistical Cut-off Date is used in the tables below solely to provide information as to the receivables as of a single date. The actual cut-off dates for sales of the receivables to the trust are

o  the initial cut-off date with respect to the initial receivables,

o July 31, 2004, which is the subsequent cut-off date for the subsequent receivables that were conveyed to the trust as described above on August 30, 2004 and

o August 31, 2004, which is the subsequent cut-off date for the subsequent receivables that were conveyed to the trust as described above on September 28, 2004.

The composition of the receivables as of the Final Statistical Cut-off Date is as follows:


           o Aggregate Principal
                 Balance........                  $608,171,838.19
           o Number of
                 Receivables....                           34,036
           o Average Principal
                 Balance........                       $17,868.49
                 (Range)........              $71.46 - $73,059.42
           o Average Original
                 Amount Financed                       $19,302.19
                 (Range)........           $3,069.00 - $77,796.01
           o Weighted Average
                 Contract Rate..                           6.279%
                 (Range)........                 2.750% - 19.800%
           o Weighted Average
                 Original Term..                        65 months
                 (Range)........            24 months - 84 months
           o Weighted Average
                 Remaining Term.                        60 months
                 (Range)........            19 months - 84 months
           o Weighted Average
                 Seasoning......                         5 months
                 (Range)........             0 months - 10 months
           o Percentage of Aggregate
                 Principal Balance of
                 receivables for New/
                 Used Vehicles..                    55.1% / 44.9%

     Distribution by Principal Balance of the Receivables as of the Final
                           Statistical Cut-off Date

                                                                  Percentage of
                                                                    Aggregate
                              Number of           Aggregate         Principal
Range of Principal Balance   Receivables      Principal Balance    Balance (1)
---------------------------- ------------ ----------------------  -------------

$ 0.00 - 4,999.99                  356    $         1,468,564.35        0.24%
$ 5,000.00 - 9,999.99            4,753             37,887,682.44        6.23
$ 10,000.00 - 14,999.99          9,165            115,072,055.54       18.92
$ 15,000.00 - 19,999.99          8,384            146,054,010.92       24.02
$ 20,000.00 - 24,999.99          5,627            125,475,517.84       20.63
$ 25,000.00 - 29,999.99          2,984             81,193,541.33       13.35
$ 30,000.00 - 34,999.99          1,473             47,336,806.48        7.78
$ 35,000.00 - 39,999.99            718             26,671,312.75        4.39
$ 40,000.00 - 44,999.99            292             12,298,098.65        2.02
$ 45,000.00 or more                284             14,714,247.89        2.42
                             ------------ ----------------------  -------------
Total:                          34,036    $       608,171,838.19      100.00%
                             ============ ======================  =============

--------------
(1) May not add to 100.00% due to rounding.




      Distribution of the Receivables by State of Obligor Mailing Address
                   as of the Final Statistical Cut-off Date

                                                                  Percentage of
                                                                    Aggregate
                              Number of           Aggregate         Principal
State                        Receivables      Principal Balance    Balance (1)
---------------------------- ------------ ----------------------  -------------

Ohio                           12,384     $       210,559,709.97       34.62%
Kentucky                        5,029              93,112,943.23       15.31
Indiana                         4,310              77,919,546.69       12.81
Michigan                        3,880              59,451,972.36        9.78
Florida                         2,979              56,762,386.86        9.33
Georgia                         1,445              34,491,971.68        5.67
Tennessee                       1,603              30,957,029.13        5.09
Other (2)                       2,406              44,916,278.27        7.39
                             ------------ ----------------------  -------------
Total:                         34,036     $       608,171,838.19      100.00%
                             ============ ======================  =============

-----------
(1) May not add to 100.00% due to rounding.
(2) Each of the other states is less than 5.00% of the aggregate principal balance.

 Distribution by Contract Rate of the Receivables as of the Final Statistical
                                 Cut-off Date

                                                                  Percentage of
                                                                    Aggregate
                              Number of           Aggregate         Principal
Range of Contract Rates (%)  Receivables      Principal Balance    Balance (1)
---------------------------- ------------ ----------------------  -------------

4.999 or less                    9,363    $       171,297,795.22       28.17%
5.000 - 5.499                    2,730             49,656,392.10        8.16
5.500 - 5.999                    4,323             79,219,930.42       13.03
6.000 - 6.499                    2,804             50,627,353.89        8.32
6.500 - 6.999                    3,896             70,615,886.82       11.61
7.000 - 7.499                    2,300             42,081,567.40        6.92
7.500 - 7.999                    2,540             46,713,229.79        7.68
8.000 - 8.499                    1,573             28,339,081.48        4.66
8.500 - 8.999                    1,465             24,913,195.53        4.10
9.000 - 9.499                      777             13,104,711.87        2.15
9.500 - 9.999                      744             11,715,844.67        1.93
10.000 - 10.499                    330              4,853,172.69        0.80
10.500 - 10.999                    365              4,919,257.52        0.81
11.000 - 11.499                    273              3,786,044.89        0.62
11.500 - 11.999                    214              2,588,928.68        0.43
12.000 - 12.499                    123              1,445,411.24        0.24
12.500 - 12.999                     80                761,441.76        0.13
13.000 - 13.499                     41                529,051.13        0.09
13.500 - 13.999                     31                320,233.02        0.05
14.000 - 14.499                      8                 83,874.05        0.01
14.500 - 14.999                      6                 90,742.26        0.01
15.000 - 15.499                     12                161,648.23        0.03
15.500 or more                      38                347,043.53        0.06
                             ------------ ----------------------  -------------
Total:                          34,036    $       608,171,838.19      100.00%
                             ============ ======================  =============

(1) May not add to 100.00% due to rounding.

          Distribution by Remaining Stated Term to Scheduled Maturity of the Receivables as of the Final Statistical Cut-off Date

                                                                  Percentage of
Remaining Stated Term                                               Aggregate
to Scheduled Maturity         Number of            Aggregate        Principal
(in months)                  Receivables       Principal Balance   Balance (1)
---------------------------- ------------ ----------------------  -------------

19 - 24                             87    $           816,751.88         0.13%
25 - 30                            573              5,874,297.69         0.97
31 - 36                            489              5,084,662.27         0.84
37 - 42                          1,213             14,343,217.79         2.36
43 - 48                          1,271             15,164,531.07         2.49
49 - 54                          6,270            101,015,043.61        16.61
55 - 60                          9,489            159,510,083.27        26.23
61 - 72                         13,262            267,235,499.66        43.94
73 or more                       1,382             39,127,750.95         6.43
                             ------------ ----------------------  -------------
Total:                          34,036    $       608,171,838.19       100.00%
                             ============ ======================  =============

--------------
(1) May not add to 100.00% due to rounding.


            Distribution of the Receivables by Stated Original Term to Scheduled Maturity as of the Final Statistical Cut-off Date

                                                                  Percentage of
                                                                    Aggregate
Stated Original Term          Number of           Aggregate         Principal
(in monhths)                 Receivables      Principal Balance    Balance (1)
----------------------       ------------   --------------------  -------------

19 - 24                             84      $         789,777.44        0.13%
25 - 30                             20                171,430.04        0.03
31 - 36                            944              9,897,226.30        1.63
37 - 42                            164              1,557,987.71        0.26
43 - 48                          2,010             24,390,978.17        4.01
49 - 54                            835              9,140,448.43        1.50
55 - 60                          9,347            153,372,280.11       25.22
61 - 72                         19,226            369,145,257.23       60.70
73 or more                       1,406             39,706,452.76        6.53
                             ------------   --------------------  -------------
Total:                          34,036      $     608,171,838.19      100.00%
                             ============   ====================  =============

--------------
(1) May not add to 100.00% due to rounding

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
        Not applicable

(b) Pro Forma Financial Information.
        Not applicable

(c) Exhibits.
        None

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY ABS CAPITAL II INC.



                                            By: /s/ Peter Chai
                                                --------------------------
                                                Name:   Peter Chai
                                                Title:  Vice President



Dated: October 7, 2004











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